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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                         ___________________________

                                  Form 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 2, 1999


                        AAMES FINANCIAL CORPORATION
           (Exact name of Registrant as Specified in Its Charter)


           Delaware                0-19604                95-340340
----------------------------     ------------        -------------------
(State or Other Jurisdiction     (Commission           (IRS Employer
    of Incorporation)            File Number)        Identification No.)



                    350 South Grand Avenue, 52nd Floor
                       Los Angeles, California 90071
                 (Address of Principal Executive Offices)



                             (323) 210-5000
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                                    NA
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS

   Reference is made to the press release of Registrant issued on November 2, 1999 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    (c)     EXHIBITS

    99      Press release issued December 2, 1999.



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                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AAMES FINANCIAL CORPORATION


Dated:  December 2, 1999              By: /s/ John F. Madden, Jr.
                                          -----------------------
                                          John F. Madden, Jr.
                                          Assistant Secretary


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                                EXHIBIT INDEX


Exhibit No.                  Description of Exhibit
-----------                  ----------------------

    99                       Press release issued December 2, 1999


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